UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: February 25, 2016

(Date of earliest event reported)

WhiteHorse Finance, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-00967	45-4247759
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Brickell Avenue, 31st Floor Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

(305) 381-6999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 25, 2016, the Board of Directors of WhiteHorse Finance, Inc. (the “Company”) amended the Company’s bylaws (as amended and restated from time to time, the “Bylaws”) to provide that certain courts in Delaware will be the forum for certain litigation. In addition, provisions regarding the ability of stockholders to act by written consent and the terms of directors elected by the Board of Directors to fill vacancies were amended to track identically the corresponding language in the Company’s certificate of incorporation. The Bylaws are attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

3.1	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEHORSE FINANCE, INC.

Date: March 2, 2016	By:	/s/ Gerhard Lombard
	Name:	Gerhard Lombard
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws